Exhibit 99.1

News Release

FOR IMMEDIATE RELEASE May 11, 2026	Media contact:
Katie Magnotta
201-602-9235
katie.magnotta@verizon.com

Verizon announces private exchange offers and consent solicitations for 11 series of notes open to certain investors

NEW YORK, N.Y. - Verizon Communications Inc. (“Verizon”) (NYSE, Nasdaq: VZ) today announced the commencement of offers to exchange (the “Exchange Offers”), on behalf of certain of its wholly-owned subsidiaries, any and all of the outstanding series of debt securities listed below (the “Old Notes”) for specified series of newly issued notes of Verizon (collectively, the “New Notes”) on the terms and subject to the conditions set forth in the Exchange Offer and Consent Solicitation Statement dated May 11, 2026 (the “Exchange Offer and Consent Solicitation Statement” and, together with the accompanying letter of transmittal (the “Letter of Transmittal”) and eligibility letter, the “Exchange Offer Documents”). Concurrently with the Exchange Offers, Verizon, on behalf of such subsidiaries, is soliciting consents (the “Consent Solicitations”) to the proposed amendments (the “Proposed Amendments”) to the indentures governing the Old Notes (the “Existing Indentures”) in order to, among other things, eliminate certain of the restrictive covenants contained therein, on the terms and subject to the conditions set forth in the Exchange Offer Documents. If an Eligible Holder (as defined below) validly tenders Old Notes in an Exchange Offer, such Eligible Holder will be deemed to deliver its consent, with respect to the principal amount of such tendered Old Notes, to the Proposed Amendments. Eligible Holders may neither deliver their consents in a particular Consent Solicitation without tendering Old Notes in the related Exchange Offer, nor may they tender Old Notes in a particular Exchange Offer without delivering their consents with respect to such Old Notes in the related Consent Solicitation. The completion of any Exchange Offer is not conditioned on the receipt of the requisite consents in the related Consent Solicitation.

Only holders who have duly completed and returned an eligibility letter (which can be accessed at the following link: http://gbsc-usa.com/eligibility/verizon) certifying that they are either (1) “qualified institutional buyers” as defined in Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”) or (2) non-“U.S. persons” (as defined in Rule 902 under the Securities Act) located outside of the United States and who are “Non-U.S. qualified offerees” (as defined in the eligibility letter) are authorized to receive the Exchange Offer and Consent Solicitation Statement and to participate in the Exchange Offers and Consent Solicitations (each such holder, an “Eligible Holder”).

The Exchange Offers and Consent Solicitations are subject to the terms and conditions described in the Exchange Offer and Consent Solicitation Statement. Verizon reserves the right, subject to applicable law, to waive any and all conditions to any Exchange Offer and Consent Solicitation.

On the terms and subject to the conditions set forth in the Exchange Offer and Consent Solicitation Statement, Verizon is offering to exchange the following outstanding securities for the consideration described below:

				Composition of Total Consideration
CUSIP Number	Subsidiary Issuer(1)	Title of Security	Principal Amount Outstanding	Title of New Notes	New Notes Issuer	New Notes Consideration(2)	Consent Payment(3)
362333AH9	Frontier Florida LLC	6.860% Debentures due 2028	$282,289,000	6.860% Notes due 2028	Verizon Communications Inc.	$1,000	$1
362337AK3	Frontier North Inc.	6.730% Debentures, Series G due 2028	$200,000,000	6.730% Notes due 2028	Verizon Communications Inc.	$1,000	$1
020039AJ2	Alltel Corporation	6.800% Debentures due 2029	$38,098,000	6.800% Notes due 2029	Verizon Communications Inc.	$1,000	$1
165087AL1	Verizon Virginia LLC	8.375% Debentures due 2029	$8,993,000	8.375% Notes due 2029	Verizon Communications Inc.	$1,000	$1
165069AP0	Verizon Maryland LLC	8.000% Debentures due 2029*	$19,981,000	8.000% Notes due 2029	Verizon Communications Inc.	$1,000	$1
645767AW4	Verizon New Jersey Inc.	7.850% Debentures due 2029	$44,704,000	7.850% Notes due 2029	Verizon Communications Inc.	$1,000	$1
644239AY1	Verizon New England Inc.	7.875% Debentures due 2029*	$133,077,000	7.875% Notes due 2029	Verizon Communications Inc.	$1,000	$1
165069AQ8	Verizon Maryland LLC	8.300% Debentures due 2031	$21,111,000	8.300% Notes due 2031	Verizon Communications Inc.	$1,000	$1
252759AM7	Verizon Delaware LLC	8.625% Debentures due 2031	$2,381,000	8.625% Notes due 2031	Verizon Communications Inc.	$1,000	$1
020039DC4	Alltel Corporation	7.875% Senior Notes due 2032	$55,847,000	7.875% Notes due 2032	Verizon Communications Inc.	$1,000	$1
92344WAB7	Verizon Maryland LLC	5.125% Debentures due 2033	$139,085,000	5.125% Notes due 2033	Verizon Communications Inc.	$1,000	$1

(1)	See Annex A of the Exchange Offer and Consent Solicitation Statement for a list of original issuers, as applicable.
(2)

The principal amount of the specified series of New Notes payable, as part of the Total Consideration (as defined below), for Old Notes validly tendered at or prior to the applicable Early Participation Date (as defined below) for each $1,000 principal amount of Old Notes accepted for exchange, which amount includes the applicable Early Participation Payment (as defined below) of $50 principal amount of such series of New Notes. Eligible Holders who validly tender Old Notes of any particular series after the Early Participation Date, but at or prior to the Expiration Date, will receive the Exchange Consideration, which will consist of the principal amount of the applicable series of New Notes equal to the applicable New Notes Consideration set forth above, minus the Early Participation Payment. In addition, each series of New Notes will accrue interest from (and including) the most recent date on which interest has been paid on the corresponding series of Old Notes accepted for exchange; provided that interest will accrue only with respect to the aggregate principal amount of New Notes an Eligible Holder receives, which will be less than the principal amount of Old Notes tendered for exchange if such Eligible Holder tenders its Old Notes after the Early Participation Date.

(3)

Eligible Holders who validly tender Old Notes of any particular series at or prior to the applicable Early Participation Date will receive a separate consent payment of $1 in cash per $1,000 principal amount of Old Notes accepted for exchange for the Consent Solicitations (the “Consent Payment”). Eligible Holders who validly tender Old Notes of any particular series after the Early Participation Date, but at or prior to the Expiration Date, will not receive the Consent Payment.

*

Denotes a series of Old Notes, a portion of which is held in physical certificated form (such portion, the “Certificated Notes”) and is not held through The Depository Trust Company (“DTC”). Such Certificated Notes may only be tendered in accordance with the terms and conditions of the accompanying Letter of Transmittal. With respect to the Certificated Notes, all references to the Exchange Offer and Consent Solicitation Statement herein shall also include the Letter of Transmittal.

Verizon today also announced the commencement of separate cash tender offers, for its own account and on behalf of certain of its wholly-owned subsidiaries, to purchase 20 series of outstanding notes, including the Old Notes, and consent solicitations for 11 series of outstanding notes representing the Old Notes, on the terms and subject to the conditions set forth in the Offer to Purchase and Consent Solicitation Statement dated May 11, 2026. Consents delivered for a series of Old Notes in connection with the Exchange Offers will be cumulated with the consents delivered for such series of Old Notes in connection with the separate cash tender offers. The cash tender offers and consent solicitations are separate and distinct from the Exchange Offers and Consent Solicitations, and neither the Exchange Offers and Consent Solicitations nor the separate cash tender offers and consent solicitations are conditioned upon the consummation of the other such offer. An Eligible Holder will only be able to tender Old Notes within a series into either the Exchange Offer or the concurrent cash tender offer, as the same Old Notes cannot be tendered into more than one tender offer at the same time through ATOP.

The Exchange Offers and Consent Solicitations will each expire at 5:00 p.m. (New York City time) on June 16, 2026 unless extended or earlier terminated by Verizon (such date and time with respect to an Exchange Offer and Consent Solicitation, as the same may be extended with respect to such Exchange Offer and Consent Solicitation, the “Expiration Date”). To be eligible to receive the Total Consideration (as defined below), which includes the Early Participation Payment (as defined below), Eligible Holders must validly tender their Old Notes at or prior to 5:00 p.m. (New York City time) on June 1, 2026 unless extended or earlier terminated (such date and time with respect to an Exchange Offer and Consent Solicitation, as the same may be extended with respect to such Exchange Offer and Consent Solicitation, the “Early Participation Date”). The applicable “Total Consideration” payable by Verizon for each $1,000 principal amount of Old Notes that are validly tendered at or prior to the applicable Early Participation Date and accepted by Verizon will consist of the principal amount of the applicable series of New Notes equal to the applicable New Notes Consideration as set forth in the tables below under the heading “New Notes Consideration” (which amounts are inclusive of the Early Participation Payment) (the “New Notes Consideration”). The “Early Participation Payment” for each series of Old Notes validly tendered at or prior to the applicable Early Participation Date is equal to $50 principal amount of the applicable series of New Notes for each $1,000 principal amount of such Old Notes. Eligible Holders who validly tender Old Notes of any particular series at or prior to the applicable Early Participation Date also will receive a separate consent payment of $1 in cash per $1,000 principal amount of Old Notes accepted for exchange for the Consent Solicitations (the “Consent Payment”).

Eligible Holders who validly tender their Old Notes after the applicable Early Participation Date, but at or prior to the applicable Expiration Date, will be eligible to receive the consideration (the “Exchange Consideration”) for any such series accepted, which will consist, for each $1,000 principal amount of such Old Notes validly tendered and accepted for exchange by Verizon, of the principal amount of the applicable series of New Notes equal to the applicable New Notes Consideration minus the Early Participation Payment. Eligible Holders who validly tender Old Notes of any particular series after the Early Participation Date, but at or prior to the Expiration Date, will not receive the Consent Payment.

Promptly after the Expiration Date, Verizon will issue a press release specifying, among other things, the aggregate principal amount of Old Notes accepted in each Exchange Offer and Consent Solicitation.

Old Notes may be validly withdrawn (and related consents may be validly revoked) at any time at or prior to the earlier of (i) 5:00 p.m. (New York City time) on June 1, 2026, unless extended with respect to any Exchange Offer and Consent Solicitation, or (ii) the effectiveness of the supplemental indentures to the corresponding Existing Indentures implementing the applicable Proposed Amendments (such date and time with respect to an Exchange Offer and Consent Solicitation, as the same may be extended with respect to such Exchange Offer and Consent Solicitation, the “Withdrawal and Revocation Date”), but not thereafter.

The “Settlement Date,” if any, is the date on which Verizon will settle all Old Notes validly tendered and accepted for exchange, subject to all conditions having been satisfied or waived by Verizon. The Settlement Date is expected to be the third business day following the applicable Expiration Date, or June 22, 2026, unless extended with respect to any Exchange Offer and Consent Solicitation.

Each series of New Notes, if and when issued, will have the same economic terms as the corresponding series of Old Notes, including maturity date, interest rate, and interest payment dates, and will not be registered under the Securities Act or any state securities laws. Therefore, the New Notes may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act and any applicable state securities laws. Verizon will enter into a registration rights agreement with respect to the New Notes.

Global Bondholder Services Corporation will act as the Exchange Agent and Information Agent for the Exchange Offers and Consent Solicitations. Questions or requests for assistance related to the Exchange Offers and Consent Solicitations, including for assistance in completing an eligibility letter, or for additional copies of the Exchange Offer Documents may be directed to Global Bondholder Services Corporation at (855) 654-2015 (toll free) or (212) 430-3774 (collect). You may also contact your broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Exchange Offers and Consent Solicitations.

If Verizon terminates any Exchange Offer and Consent Solicitation with respect to one or more series of Old Notes, it will give prompt notice to the Exchange Agent or Information Agent, as applicable, and all Old Notes tendered pursuant to such terminated Exchange Offer and Consent Solicitation will be returned promptly to the tendering Eligible Holders thereof. With effect from such termination, any Old Notes blocked in DTC will be released.

Eligible Holders are advised to check with any bank, securities broker or other intermediary through which they hold Old Notes as to when such intermediary would need to receive instructions from a beneficial owner in order for that Eligible Holder to be able to participate in, or withdraw their instruction to participate in, the Exchange Offers and Consent Solicitations before the deadlines specified herein and in the Exchange Offer Documents. The deadlines set by any such intermediary and DTC for the submission and withdrawal of exchange instructions may be earlier than the relevant deadlines specified herein and in the Exchange Offer Documents.

This announcement is for informational purposes only. This announcement is not an offer to purchase or a solicitation of an offer to purchase any Old Notes. The Exchange Offers and Consent Solicitations are being made solely pursuant to the Exchange Offer Documents. The Exchange Offers and Consent Solicitations are not being made to holders of Old Notes in any jurisdiction in which the making or acceptance thereof would not be in compliance with the securities, blue sky or other laws of such jurisdiction. In any jurisdiction in which the securities laws or blue sky laws require the Exchange Offers and Consent Solicitations to be made by a licensed broker or dealer, the Exchange Offers and Consent Solicitations will be deemed to be made on behalf of Verizon by the dealer managers or one or more registered brokers or dealers that are licensed under the laws of such jurisdiction.

This communication and any other documents or materials relating to the Exchange Offers and Consent Solicitations have not been approved by an authorized person for the purposes of Section 21 of the Financial Services and Markets Act 2000, as amended (the “FSMA”). Accordingly, this announcement is not being distributed to, and must not be passed on to, persons within the United Kingdom save in circumstances where section 21(1) of the FSMA does not apply. Accordingly, this communication is only addressed to and directed at persons who are outside the United Kingdom and (i) persons falling within the definition of investment professionals (as defined in Article 19(5) of the Financial Services and Markets Act 2000 (Financial Promotion) Order 2005 (the “Financial Promotion Order”)), or (ii) within Article 43 of the Financial Promotion Order, or (iii) high net worth companies and other persons to whom it may lawfully be communicated falling within Article 49(2)(a) to (d) of the Financial Promotion Order, or (iv) to whom an invitation or inducement to engage in investment activity (within the meaning of Section 21 of the FSMA) in connection with the issue or sale of any securities may otherwise lawfully be communicated or caused to be communicated (such persons together being “relevant persons”). The New Notes are only available to, and any invitation, offer or agreement to subscribe, purchase or otherwise acquire such New Notes will be engaged in only with, relevant persons. Any person who is not a relevant person should not act or rely on any document or material relating to the Exchange Offers and Consent Solicitations or any of their contents.

This communication and any other documents or materials relating to the Exchange Offers and Consent Solicitations are only addressed to and directed at persons in member states of the European Economic Area (the “EEA”), who are “Qualified Investors” within the meaning of Article 2(e) of Regulation (EU) 2017/1129. The New Notes are only available to, and any invitation, offer or agreement to subscribe, purchase or otherwise acquire such New Notes, will be engaged in only with, Qualified Investors. The Exchange Offers are only available to Qualified Investors. None of the information in any document or material relating to the Exchange Offers and Consent Solicitations should be acted upon or relied upon in any member state of the EEA by persons who are not Qualified Investors.

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Cautionary Statement Regarding Forward-Looking Statements

In this communication Verizon has made forward-looking statements, including regarding the conduct and completion of the Exchange Offers and Consent Solicitations. These forward-looking statements are not historical facts, but only predictions and generally can be identified by use of statements that include phrases such as “will,” “may,” “should,” “continue,” “anticipate,” “assume,” “believe,” “expect,” “plan,” “appear,” “project,” “estimate,” “hope,” “intend,” “target,” “forecast,” or other words or phrases of similar import. Similarly, statements that describe our objectives, plans or goals also are forward-looking statements. These forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those currently anticipated, including those discussed in the Exchange Offer and Consent Solicitation Statement under the heading “Risk Factors” and under similar headings in other documents that are incorporated by reference in the Exchange Offer and Consent Solicitation Statement. Eligible Holders are urged to consider these risks and uncertainties carefully in evaluating the forward-looking statements and are cautioned not to place undue reliance on these forward-looking statements. The forward-looking statements included in this press release are made only as of the date of this press release, and Verizon undertakes no obligation to update publicly these forward-looking statements to reflect new information, future events or otherwise. In light of these risks, uncertainties and assumptions, the forward-looking events might or might not occur. Verizon cannot assure you that projected results or events will be achieved.